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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


   Date of Report (date of earliest event reported):        January 17, 2002
                                                            ----------------


                        WEBB INTERACTIVE SERVICES, INC.
                        -------------------------------
            (Exact name of registrant as specified in its charter)


                                   Colorado
                                   --------
                (State or other jurisdiction of incorporation)



        0-28462                                            84-1293864
        -------                                            ----------
(Commission File Number)                       (IRS Employer Identification No.)



  1899 Wynkoop, Suite 600, Denver, CO                        80202
  -----------------------------------                        -----
(Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code:    (303) 296-9200
                                                       --------------



                                      N/A
                                      ---
         (Former name or former address, if changed since last report)
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Item 5.  OTHER EVENTS.

     On January 22, 2002, Webb Interactive Services, Inc. ("Webb") issued a press release describing a commitment for funding in the amount of at least $5 million and the restructuring of outstanding convertible debt and preferred stock. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements.

          None.


     (c)  Exhibits:

          99.1  Press Release issued January 22, 2002--filed herewith.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  January 22, 2002        WEBB INTERACTIVE SERVICES, INC.



                                By     /s/ Lindley S. Branson
                                       --------------------------
                                       Lindley S. Branson

                                Its:   Vice-President/General Counsel


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